                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a     Articles of Amendment and Restatement of American Century Growth
Funds, Inc., dated May 5, 2006.

EX-99.b     Bylaws of American Century Growth Funds, Inc.

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, the Fourth and Sixth Articles of the Registrant's Amended and
Restated Articles of Incorporation, appearing as Exhibit (a) herein, and
Sections 3 through 11 of the Registrant's Bylaws, appearing as Exhibit (b)
herein.

EX-99.d     Management Agreement between American Century Growth Funds, Inc.
and American Century Investment Management, Inc., dated May 15, 2006.

EX-99.e1    Distribution Agreement between American Growth Funds, Inc. and
American Century Investment Services, Inc., dated May 15, 2006.

EX-99.e2    Form of Dealer/Agency Agreement.

EX-99.g1    Master Agreement by and between Commerce Bank N.A., dated January
22, 1997 (filed as Exhibit b8e to Post-Effective Amendment No. 76 to the
Registration Statement of American Century Mutual Funds, Inc. on February 28,
1997, File No. 2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated
August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II, Inc.
on January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5    Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6    Amendment No. 3 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 31, 2006.

EX-99.g7    Futures and Options Account Agreement with Goldman, Sachs & Co., dated May 19, 2006.

EX-99.h1    Transfer Agency Agreement between American Century Growth Funds,
Inc. and American Century Services, LLC, dated May 15, 2006.

EX-99.h2    Customer Identification Program Reliance Agreement.

EX-99.i     Opinion and Consent of Counsel, dated May 30, 2006.

EX-99.j1    Consent of Deloitte & Touche, LLP, independent registered public accounting firm, dated May 24, 2006.

EX-99.j2    Power of Attorney, dated January 25, 2006 (filed as Exhibit j2 to the Initial Registration Statement of the Registrant on March 1, 2006, File No.
333-132114, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated January 25, 2006 (filed as Exhibit
j2 to the Initial Registration Statement of the Registrant on March 1, 2006,
File No. 333-132114, and incorporated herein by reference).

EX-99.l     Initial Capital Agreement dated May 23, 2006.

EX-99.m1    Advisor Class Master Distribution and Individual Shareholder
Services Plan of American Century Growth Funds, Inc., dated May 15, 2006.

EX-99.m2    R Class Master Distribution and Individual Shareholder Services
Plan of American Century Growth Funds, Inc., dated May 15, 2006.

EX-99.n     Multiple Class Plan of American Century Growth Funds, Inc., dated
May 15, 2006.

EX-99.p1    American Century Investments Code of Ethics.

EX-99.p2    Independent Directors' Code of Ethics.